UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 13, 2017

Amtech Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Arizona	000-11412	86-0411215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 S. Clark Drive, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 967-5146
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_____________________________________________________________________________________________
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01    Other Events

On December 13, 2017, Robert F. King, a member of Amtech Systems, Inc.’s (the “Company”) Board of Directors (the “Board”), entered into a binding pre-arranged Rule 10b5-1 stock trading plan. Under the Rule 10b5-1 plan, Mr. King’s securities broker will sell a predetermined number of shares of the Company’s common stock, to be acquired through the exercise of stock options previously awarded to Mr. King for his service on the Board, on a periodic basis. Shares of common stock will be sold on the open market at prevailing market prices, subject to the minimum price thresholds specified under the Rule 10b5-1 plan.

Also, on December 14, 2017, Robert M. Averick, a member of the Company’s Board, and his joint filers on Schedule 13D entered into binding pre-arranged Rule 10b5-1 stock trading plans. Under the Rule 10b5-1 plans, Mr. Averick’s and his joint filers' securities broker will sell a predetermined number of shares of the Company’s common stock on a periodic basis, which may include shares of common stock underlying outstanding stock options, shares acquired pursuant to the Company’s employee stock purchase plan (if any), shares acquired upon vesting of restricted stock units or restricted stock awards, and shares acquired upon vesting of outstanding performance shares awards. Shares of common stock will be sold on the open market at prevailing market prices, subject to the minimum price thresholds specified under the Rule 10b5-1 plans.

Mr. King’s, Mr. Averick’s, and Mr. Averick’s joint filers' Rule 10b5-1 plans are consistent with the Company’s insider trading policy and were adopted in a scheduled open trading window period and at a time when neither Mr. King, Mr. Averick, nor Mr. Averick’s joint filers were in possession of material, non-public information about the Company. The Company has reviewed and authorized the Rule 10b5-1 plans.

The Rule 10b5-1 plans were adopted pursuant to the guidelines specified in Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, which permits insiders to enter into pre-arranged plans for buying or selling Company common stock at a time when such person is not in possession of material, nonpublic information about the Company. The transactions under the 10b5-1 plans will be disclosed publicly in accordance with applicable securities laws, rules, and regulations through appropriate filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date:	December 18, 2017	By: /s/ Robert T. Hass
Name: Robert T. Hass
Title: Executive Vice President & Chief Financial Officer